UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 6, 2024

SSR Mining Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia

(State or Other Jurisdiction of Incorporation)

001-35455

(Commission File Number)

98-0211014

(I.R.S. Employer Identification No.)

6900 E. Layton Ave., Suite 1300, Denver, Colorado USA 80237

(Address of principal executive offices) (zip code)

(303) 292-1299

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares without par value	SSRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry Into a Material Definitive Agreement.

On December 6, 2024, SSR Mining, Inc., a British Columbia corporation (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) by and among the Company, as guarantor, SSR US Holdings Inc., its wholly owned subsidiary and a Nevada corporation (“Holdings”), and Newmont Corporation, a Delaware corporation (the “Seller”). The Purchase Agreement provides, among other things, that, subject to the terms and conditions set forth therein, Holdings will purchase from the Seller all of the issued and outstanding shares of capital stock of Newmont CC&V Mining Corporation, the ultimate owner of the Cripple Creek & Victor Gold Mine (“CC&V”) and a Delaware corporation (the “Transaction”). The obligations of Holdings are guaranteed by the Company pursuant to the terms of the Purchase Agreement.

The Purchase Agreement provides for a purchase price of up to $275 million, consisting of (i) a $100 million cash payment to be paid on the date of closing and (ii) up to $175 million in additional milestone-based payments in cash, all subject to certain customary pre- and post-closing adjustments. With respect to the milestone-based payments, $87.5 million is payable upon final approval of Amendment 14 (as defined in the Purchase Agreement) with respect to the application to amend the CC&V Cresson permit and up to an additional $87.5 million is payable upon obtaining regulatory relief relating to flow-related permitting requirements for the Carlton Tunnel (as defined in the Purchase Agreement). Additionally, upon completion of an updated regulator-approved closure plan and in the event aggregate closure costs at CC&V exceed $500 million, Holdings will be responsible for funding 10% of the incremental closure costs while the Seller will be responsible for funding 90% of the incremental closure costs, either on an as-incurred basis or pursuant to a lump sum payment option.

The Purchase Agreement contains certain representations, warranties, covenants and indemnification obligations of each of the parties, subject to certain limitations. The consummation of the Transaction is subject to the satisfaction of customary closing conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the absence of any law or judgment preventing the closing. The obligation to consummate the Transaction by the Company and Holdings, on the one hand, and by the Seller, on the other hand, is also subject to the accuracy of the other’s representations and warranties contained in the Purchase Agreement (subject, with specified exceptions, to customary materiality standards) and the performance of the other’s covenants and agreements in all material respects. The Company’s obligation to consummate the Transaction is further subject to a condition that, since the date of the Purchase Agreement, there has not been a Material Adverse Change (as defined in the Purchase Agreement). The parties have agreed to certain efforts obligations to promptly obtain the antitrust approvals required for the Transaction. The Company expects to close the Transaction in the first quarter of 2025. The Purchase Agreement additionally provides termination rights for Holdings and the Seller under certain circumstances if the Transaction is not consummated by March 31, 2025.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.01. Regulation FD Disclosure.

On December 6. 2024, the Company issued a news release announcing the Transaction, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Information and Statements

Except for statements of historical fact relating to us, certain statements contained in this report constitute forward-looking information, future oriented financial information, or financial outlooks (collectively “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information may be contained in this document and our other public filings. Forward-looking information relates to statements concerning our outlook and anticipated events or results and, in some cases, can be identified by terminology such as “may”, “will”, “could”, “should”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “estimate”, “projects”, “predict”, “potential”, “continue” or other similar expressions concerning matters that are not historical facts.

Forward-looking information and statements in this report are based on certain key expectations and assumptions made by us. Although we believe that the expectations and assumptions on which such forward-looking information and statements are based are reasonable, undue reliance should not be placed on the forward-looking information and statements because we can give no assurance that they will prove to be correct. Forward-looking information and statements are subject to various risks and uncertainties which could cause actual results and experience to differ materially from the anticipated results or expectations expressed in this report.

Forward-looking information and statements in this report include any statements concerning, among other things: the expected timing for closing of the Transaction, forecasts and outlook relating to the Transaction, timing and realized value and benefits of the development of CC&V, including timing of exploration, construction and production, the existence or realization of mineral resource estimates, value and timing of compensation relating to the milestone payments, available liquidity resulting from the Transaction, the satisfaction of the permitting related to the extension of the life of the mine and the regulatory relief related to the Carlton Tunnel, and any and all other timing, exploration, development, operational, financial, budgetary, economic, legal, social, environmental, regulatory, and political matters that may influence or be influenced by future events or conditions.

The above list is not exhaustive of the factors that may affect any of the Company’s forward-looking information. You should not place undue reliance on forward-looking information and statements. Forward-looking information and statements are only predictions based on our current expectations and our projections about future events. Actual results may vary from such forward looking information for a variety of reasons including, but not limited to, risks and uncertainties disclosed in our filings on our website at www.ssrmining.com, on EDGAR at www.sec.gov, on SEDAR at www.sedarplus.ca, and on the ASX at www.asx.com.au and other unforeseen events or circumstances. Other than as required by law, we do not intend, and undertake no obligation to update any forward-looking information to reflect, among other things, new information or future events. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this report.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1*	Share Purchase Agreement, dated as of December 6, 2024, by and among SSR Mining Inc.SSR US Holdings Inc. and Newmont Corporation.
99.1	News Release, dated as of December 6, 2024, announcing the acquisition of the Cripple Creek & Victor Gold Mine from Newmont Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Information in this exhibit identified by [***] is confidential and has been excluded because it (i) is not material and (ii) is the type of information that the registrant treats as private or confidential. Additionally, pursuant to Item 601(a)(5) of Regulation S-K, schedules and similar attachments have been omitted from this exhibit and such information will be furnished by the registrant on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SSR Mining Inc.

By:	/s/ Michael J. Sparks
Name:	Michael. J. Sparks
Title:	Executive Vice President and Chief Financial Officer

Dated: December 12, 2024